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                                                                    Exhibit 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 26, 2001 included in General Dynamics Corporation's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in or made part of this registration statement.


                                                     /s/ Arthur Andersen LLP
                                                     _______________________
                                                     ARTHUR ANDERSEN LLP

Vienna, Virginia
January 17, 2002